                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                January 22, 1998



                        PERPETUAL MIDWEST FINANCIAL, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



     Delaware                        0-23368                         42-1415490
     --------                 -----------------------             -------------
(State or other               (Commission File Number)            (IRS Employer
jurisdiction of                                                   Identification
 incorporation)                                                       Number)



  700 First Avenue, N.E., Cedar Rapids, Iowa                    52401
  ------------------------------------------                  ---------
   (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code: (319) 366-1851
                                                     -------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM  5. OTHER EVENTS


1) Perpetual Midwest Financial, Inc. (the "Registrant") issued a press release dated January 22, 1998, attached hereto as Exhibit 28.1, announcing their earnings for the quarter ended December 31, 1997.

2) Perpetual Midwest Financial, Inc. (the "Registrant") issued a press release dated January 22, 1998, attached hereto as Exhibit 28.2, announcing their declaration of a cash dividend payable February 11, 1998 to shareholders of record January 31, 1998.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


        (c) Exhibits

            1) Exhibit 28.1 Press Release dated January 22, 1998-announcing earnings release for quarter ended
                            December 31, 1997.

            2)   Exhibit 28.2 Press Release dated January 22, 1998-declaration of cash dividend for shareholders of record on January 31, 1998 and payable February 11, 1998.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              PERPETUAL MIDWEST FINANCIAL, INC.



Date:   January 22, 1998                      By: /s/ Rick L. Brown
      --------------------------------            ----------------------
                                                      Rick  L. Brown
                                                      Exec. Vice President